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                                                    EXHIBIT 10 (kk)

                               AMENDMENT TO
                   THE BANK OF NEW YORK COMPANY, INC.
                          EXCESS BENEFIT PLAN

                   WHEREAS, The Bank of New York Company, Inc. Excess Benefit Plan (the "Excess Benefit Plan") was amended and restated, effective as of July 10, 1990; and

                   WHEREAS, Section 17 of the Excess Benefit Plan provides that the Compensation Committee of the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Benefit Plan at any time, except in certain respects not material hereto; and

                   WHEREAS, the Compensation Committee desires to amend the Excess Benefit Plan;

                   NOW, THEREFORE, the Excess Benefit Plan is hereby amended, effective as of July1, 1996, by deleting the last paragraph of Appendix B of the Plan.

                   IN WITNESS WHEREOF, The Bank of New York Company, Inc. has caused this Amendment to be executed by its duly authorized officers this 10th day of December, 1996.


                                                 \s\ Thomas A. Renyi
                                                 -------------------

ATTEST:
 \s\ Jacqueline R. McSwiggan
----------------------------
Assistant Secretary